                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999


                             SCM MICROSYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        COMMISSION FILE NUMBER 000-22689


                    DELAWARE                                          77-0444317
(STATE OR OTHER JURISDICTION OF INCORPORATION)         I.R.S. EMPLOYER IDENTIFICATION NUMBER

                160 KNOWLES DRIVE
              LOS GATOS, CALIFORNIA                                      95032
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

Registrant's telephone number, including area code: (408) 370-4888

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Effective June 30, 1999, SCM Microsystems, Inc. (the "Company") acquired a majority interest in Dazzle Multimedia, Inc. ("Dazzle"). The majority interest was acquired by the Company directly from Dazzle in exchange for the conversion of an aggregate of approximately $4.7 million of bridge financing and trade credit extended by the Company to Dazzle, including interest, and upon the exercise by the Company of a common stock warrant issued by Dazzle in connection with the bridge financing transaction.

        Dazzle manufactures MPEG digital video products for businesses and consumers. The Company was a supplier to Dazzle.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Financial Statements of Dazzle

        It is impracticable for the Company to provide financial statements for the business acquired at this time. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

        (b)     Pro Forma Financial Information

        It is impracticable for the Company to provide pro forma financial information reflecting the Company's acquisition of control of Dazzle at this time. Such Pro Forma financial information shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

        (c)     Exhibits

                2.1 Note and Warrant Purchase Agreement by and between Dazzle Multimedia, Inc. and SCM Microsystems, Inc. dated December 30, 1998.

                2.2 Secured Convertible Promissory Note; Dazzle Multimedia, Inc. promises to pay SCM Microsystems, Inc., $2,500,000 dated December 30, 1998

                2.3 Dazzle Multimedia, Inc. Common Stock Purchase Warrant between SCM Microsystems and Dazzle Multimedia, Inc., dated December 30, 1998.

                2.4 Secured Trade Facility agreement between Dazzle Multimedia, Inc. and SCM Microsystems, Inc. dated December 30, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCM MICROSYSTEMS, INC.

Dated: July 15, 1999               By: /s/ Andrew C. Warner
                                       -----------------------------------------
                                       Andrew C. Warner
                                       Chief Financial Officer

                             SCM MICROSYSTEMS, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

 Exhibit No.    Description
 -----------    -----------
    2.1         Note and Warrant Purchase Agreement by and between Dazzle
                Multimedia, Inc. and SCM Microsystems, Inc. dated December 30,
                1998.

    2.2         Secured Convertible Promissory Note; Dazzle Multimedia, Inc.
                promises to pay SCM Microsystems, Inc., $2,500,000 dated
                December 30, 1998.

    2.3         Dazzle Multimedia, Inc. Common Stock Purchase Warrant between
                SCM Microsystems and Dazzle Multimedia, Inc., dated December 30,
                1998

    2.4         Secured Trade Facility agreement between Dazzle Multimedia, Inc.
                and SCM Microsystems, Inc. dated December 30, 1998.